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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: January 22, 2001
                        --------------------------------
                        (Date of earliest event reported)


                     NISSAN AUTO RECEIVABLES CORPORATION II
             ON BEHALF OF NISSAN AUTO RECEIVABLES 2001-A OWNER TRUST
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             (Exact name of registrant as specified in its charter)


            DELAWARE                       333-51224-01                     95-4831541
(State or Other Jurisdiction of      (Commission File Number)            (I.R.S. Employer
         Incorporation)                                                Identification No.)
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                               990 W. 190TH STREET
                           TORRANCE, CALIFORNIA 90502

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8583



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ITEM 5. OTHER EVENTS

        Attached as Exhibit 99.1 to this Current Report is a Collateral and Structural Term Sheet circulated by Chase Securities Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. in connection with the Registrant's offering of Class A-1 Notes, Class A-2 Notes, Class A-3
Notes, and Class A-4 Notes (collectively, the "Notes"). The Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering of the Notes has been registered pursuant to the Act under the Registrant's
Registration Statement on Form S-3 (No. 333-51224-01) (the "Registration
Statement"). The Collateral and Structural Term Sheet will be incorporated by reference in the Registration Statement.

        Any statement or information contained in the Collateral and Structural
Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibit

                Exhibit 99.1    Collateral and Structural Term Sheet.



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                Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.



                                          NISSAN AUTO RECEIVABLES CORPORATION II


                                          By:    /s/ Katsumi Ishii
                                             -----------------------------------
                                              Name:  Katsumi Ishii
                                              Title: President


Date: January 23, 2001



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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

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
Exhibit No.                  Description
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
99.1                         Collateral and Structural Term Sheet
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